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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2002

                         BioMarin Pharmaceutical Inc.
         (Exact name of registrant as specified in its charter)


           Delaware                      000-26727               68-0397820
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                      Not Applicable
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           (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On September 30, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced that it plans to commence the first of two phase III clinical trials of Neutralase in the fourth quarter. The Registrant's press release issued on September 30, 2002 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated September 30, 2002.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BioMarin Pharmaceutical Inc.,
                                    a Delaware corporation


Date: September 30, 2002            By: /s/  Louis Drapeau
                                       ------------------
                                       Louis Drapeau
                                       Chief Financial Officer, Vice President,
                                       Finance and Secretary



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated September 30,
                           2002